EXHIBIT 99.2

                                 CRDENTIA CORP.
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED OPERATING STATEMENT
                          YEAR ENDED DECEMBER 31, 2003

The unaudited pro forma condensed consolidated operating statement assumes the acquisition of Arizona Home Health Care/Private Duty, Inc. occurred on the first day of the year ended December 31, 2003, pursuant to the Agreement and Plan of Reorganization and is based on the estimates and assumptions set forth herein and in the notes below to these statements, utilizing the historical audited operating statements of Crdentia Corp and Arizona Home Health Care/Private Duty, Inc. for the year ended December 31, 2003. This pro forma information has been prepared utilizing the historical financial statements and notes thereto, which are incorporated by reference herein. The pro forma financial data does not purport to be indicative of the results which actually would have been obtained had the purchase been effected on the dates indicated or of the results which may be obtained in the future.


                                       PRO-FORMA CONDENSED STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED DECEMBER 31, 2003

                                                       Historical                          Proforma
                                                    Crdentia, Corp.        AHHC           Adjustments        Proforma
                                                    ---------------   ---------------   ---------------   ---------------
 Revenue                                            $     4,711,972   $    6,446,286    $           --    $   11,158,258
 Cost of Goods Sold                                       3,571,281        5,082,802                --         8,654,083
                                                    ---------------   ---------------                     ---------------
 Gross Profit                                             1,140,691        1,363,484                           2,504,175
                                                    ---------------   ---------------                     ---------------

 Selling, General and Administrative Expenses            3,409,707         1,054,545  (5)      141,097         4,605,349
 Non-cash stock based compensation                      51,638,254                --                          51,638,254
                                                    ---------------   ---------------                     ---------------
 Total Operating Expenses                               55,047,961         1,054,545                          56,243,603
                                                    ---------------   ---------------                     ---------------

 Income (loss) from Operations                         (53,907,270)          308,939                         (53,739,428)
                                                    ---------------   ---------------                     ---------------

 Other Income (Expenses):
      Interest income                                           --             2,941                               2,941
      Interest expense                                    (408,835)          (11,646) (1)     (228,453)
                                                                                      (2)      (84,460)
                                                                                      (3)      (60,000)
                                                                                      (4)     (411,415)       (1,204,809)
                                                    ---------------   ---------------                     ---------------
                                                          (408,835)           (8,705)                         (1,201,868)
                                                    ---------------   ---------------                     ---------------

 Income (loss) before Provision for Income Taxes       (54,316,105)          300,234                         (54,941,296)
 Income tax expense                                             --                --  (6)     (113,000)         (113,000)
                                                    ---------------   ---------------                     ---------------

 Net Income (loss)                                  $  (54,316,105)   $      300,234                      $  (55,054,296)
                                                    ===============   ===============                     ===============

 Deemed dividend related to beneficial conversion
      feature on Series A convertble preferred stock     1,750,000                --                                  --
                                                    ---------------   ---------------
 Net income (loss) attributable to common
      stockholders                                  $  (56,066,105)      $ 300,234                        $  (55,054,296)
                                                    ===============   ===============                     ===============
 Basic and diluted income (loss) per share
      attributable to common stockholders           $        (4.32)                                       $        (4.17)
                                                    ===============                                       ===============
 Weighted average number of common
      shares outstanding                                12,992,111                                            13,192,111
                                                    ===============                                       ===============

   (1)  Amortization of loan discount
   (2)  Amortization of debt issue costs
   (3)  Record collateral monitoring fees
   (4)  Record interest expense on debt secured for acquisition
   (5)  Amortization of intangibles
   (6)  Pro forma tax accrual


                                 CRDENTIA CORP.
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED OPERATING STATEMENT
                         SIX MONTHS ENDED JUNE 30, 2004

The unaudited pro forma condensed consolidated operating statement assumes the acquisition of Arizona Home Healthcare/Private Duty, Inc. occurred on the first day of the period ended June 30, 2004, pursuant to the Agreement and Plan of Reorganization and is based on the estimates and assumptions set forth herein and in the notes below to these statements, utilizing the historical unaudited operating statements of Crdentia Corp and Arizona Home Healthcare/Private Duty, Inc. for the six month period ended June 30, 2004. This pro forma information has been prepared utilizing the historical financial statements and notes thereto, which are incorporated by reference herein. The pro forma financial data does not purport to be indicative of the results which actually would have been obtained had the purchase been effected on the dates indicated or of the results which may be obtained in the future.

                                       PRO-FORMA CONDENSED STATEMENT OF OPERATIONS
                                          FOR THE SIX MONTHS ENDED JUNE 30, 2004

                                                                                           Proforma
                                                    Crdentia, Corp.        AHHC           Adjustments         Proforma
                                                    ---------------   ---------------   ---------------   ---------------
 Revenue                                            $   11,707,498    $    4,117,010    $           --    $   15,824,508
 Cost of Goods Sold                                      9,255,370         3,118,878                --        12,374,248
                                                    ---------------   ---------------                     ---------------
 Gross Profit                                            2,452,128           998,132                           3,450,260
                                                    ---------------   ---------------                     ---------------

 Selling, General and Administrative Expenses            4,205,679           626,852  (5)       70,549         4,903,080
 Non-cash stock based compensation                         159,455                --                             159,455
                                                    ---------------   ---------------                     ---------------
 Total Operating Expenses                                4,365,134           626,852                           5,062,535
                                                    ---------------   ---------------                     ---------------

 Income (loss) from Operations                          (1,913,006)          371,280                          (1,612,275)
                                                    ---------------   ---------------                     ---------------

 Other Income (Expenses):
      Loss on disposition of assets                             --            (4,669)                             (4,669)
      Interest expense                                    (999,109)           (5,791) (1)     (114,227)
                                                                                      (2)      (42,230)
                                                                                      (3)      (30,000)
                                                                                      (4)     (205,707)       (1,397,064)
                                                    ---------------   ---------------                     ---------------
                                                          (999,109)          (10,460)                         (1,401,733)
                                                    ---------------   ---------------                     ---------------

 Income before Provision for Income Taxes               (2,912,115)          360,820                          (3,014,008)
 Income tax expense                                             --                --  (6)     (144,328)         (144,328)
                                                    ---------------   ---------------                     ---------------
 Net Income (loss)                                  $   (2,912,115)   $      360,820                      $   (3,158,336)
                                                    ===============   ===============                     ===============

 Deemed dividend related to beneficial conversion
      feature on Series A convertble preferred stock     1,000,000                                             1,000,000
 Deemed dividend related to beneficial conversion
      feature on Series B convertble preferred stock     1,250,000                                             1,250,000
                                                    ---------------                                       ---------------
 Net income (loss) attributable to common
      stockholders                                      (5,162,115)                                           (5,408,336)
                                                    ===============                                       ===============
 Basic and diluted income (loss) per share
      attributable to common stockholders                    (0.82)                                                (0.83)
                                                    ===============                                       ===============
 Weighted average number of common shares
      outstanding                                        6,283,759                                             6,483,759
                                                    ===============                                       ===============

    (1)  Amortization of loan discount
    (2)  Amortization of debt issue costs
    (3)  Record collateral monitoring fees
    (4)  Record interest expense on debt secured for acquisition
    (5)  Amortization of intangibles
    (6)  Pro forma tax accrual


                                 CRDENTIA CORP.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 2004

      The unaudited pro forma condensed consolidated balance sheet assumes the acquisition of AHHC occurs on June 30, 2004, pursuant to the Agreement and Plan of Reorganization and is based on the estimates and assumptions set forth herein and in the notes below to these statements, utilizing the historical balance sheets of Crdentia and AHHC as of June 30, 2004 as of June 30, 2004. This pro forma information has been prepared utilizing the historical financial statements and notes thereto, which are incorporated by reference herein. The pro forma financial data does not purport to be indicative of the results which actually would have been obtained had the purchase been effected on the dates indicated or of the results which may be obtained in the future.


                                                               Historical
                                                    ---------------------------------      Proforma
                                                         AHHC         Crdentia, Corp.     Adjustments        Proforma
                                                    ---------------   ---------------   ---------------   ---------------
 Current Assets
      Cash                                          $       89,801    $       86,362  (1) $ 2,528,552
                                                                                      (3)   (3,810,199)   $   (1,105,484)
      Accounts receivable                                1,422,441         3,391,056  (4)   (1,422,441)        3,391,056
      Other current assets                                  19,808           640,971  (1)                        660,779
                                                    ---------------   ---------------                     ---------------
 Total Current Assets                                    1,532,050         4,118,389                           2,946,351
                                                    ---------------   ---------------                     ---------------

 Property and Equipment, net                                51,256           352,412                             403,668
 Goodwill                                                       --         8,562,910  (3)    3,795,712        12,358,622
 Intangible assets, net                                         --         3,108,236  (3)      705,487         3,813,723
 Other assets                                               46,300           709,768  (1)      253,379         1,009,447
                                                    ---------------   ---------------                     ---------------

 Total Assets                                            1,629,606        16,851,715                          20,531,811

 Current Liabilities
      Accounts payable                                      22,189         1,697,035  (4)      (22,189)        1,697,035
      Accrued payroll                                       69,952           537,834  (4)      (69,952)          537,834
      Notes payable                                        251,336         4,479,107  (4)     (251,336)        4,479,107
      Other current liabilities                                 --            89,346  (1)       84,129           173,475
                                                    ---------------   ---------------                     ---------------
 Total Current Liabilities                                 343,477         6,803,322                           6,887,451
                                                    ---------------   ---------------                     ---------------

 Long-Term Liabilities                                      39,850         4,059,413  (1)    2,697,802
                                                                                      (2)     (685,360)
                                                                                      (4)      (39,850)        6,071,855
 Commitments and contingencies                                  --         4,000,000                           4,000,000

 Stockholders' Equity                                    1,246,279         1,988,980  (2)      685,360
                                                    ---------------   ---------------                     ---------------
                                                                                      (3)      691,000
                                                                                      (4)   (1,039,114)        3,572,505
                                                                                                          ---------------

 Total Liabilities and                              $    1,629,606    $   16,851,715                      $   20,531,811
                                                    ===============   ===============                     ===============
      Stockholders' Equity
           (1)  To record debt secured for payment of acquisition in addition to debt issue costs
           (2)  To  record warrants issued with debt and related discount on debt
           (3)  To record purchase of AHCC and related acquisition costs
           (4)  Eliminate assets and liabilities not acquired
